UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 16, 2006

TAYLOR DEVICES, INC.
(Exact name of registrant as specified in its charter)

New York	0-3498	16-0797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Taylor Drive	North Tonawanda, New York	14120-0748
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(716) 694-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  3 -- Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Due to the sudden death of Board member Mr. Donald Hofmar on September 3, 2006, Taylor Devices, Inc.received a Nasdaq Staff Deficiency Letter dated October 16, 2006, indicating that the Company fails to comply with the independent director and audit committee requirements for continued listing as set forth in Marketplace Rule 4350.  The Company will be provided a cure period of no later than March 3, 2007 in order to regain compliance.  The Company must submit documentation to Nasdaq, including biographies of any new directors, proving compliance with the rules no later than March 3, 2007.  Written notification of delisting will be provided by Nasdaq if the Company does not regain compliance within this period.  Management anticipates that it will be able to timely comply with Nasdaq's directive.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

                (d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 19, 2006.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                TAYLOR DEVICES, INC.

                                                                                                                                (registrant)

DATED: October 19, 2006                                                  By: /s/Douglas P. Taylor
                                                                                                      Douglas P. Taylor, President
                                                                                                      and Chief Executive Officer